Trade receivables and contract assets and other assets	6 Months Ended
Jun. 30, 2020
Trade receivables and contract assets and other assets
Trade receivables and contract assets and other assets

8 Trade receivables and contract assets and other assets

in EUR k	Dec 31, 2019	Jun 30, 2020
Non‑current
Other assets - Rental deposits	1,948	1,853
Other assets – Others	-	150
	1,948	2,003
Current
Trade receivables, net	12,709	12,473
Contract assets, net	3,884	2,510
Receivables due from shareholders	2,766	2,766
Other assets	5,846	5,716
	25,205	23,465
Total non-current and current trade receivables and contract assets and other assets	27,153	25,468

Trade receivables and contract assets

Trade receivables are non-interest bearing and are generally due in 30 to 90 days.  In general, portfolio-based expected credit loss allowances are recognized on trade receivables and contract assets.

Considering the potential impact of the COVID-19 pandemic on the global economy, the Group has re-assessed the credit loss rates in relation to the outstanding trade receivables and contract assets as follows:

in EUR k	Dec 31, 2019	Jun 30, 2020
Not past due	11,102	10,340
Past due 1-30 days	1,113	1,159
Past due 31-90 days	1,708	1,508
Past due more than 90 days	5,005	5,985
Total Gross amount of trade receivables and contract assets	18,928	18,992

Expected credit loss rate
Not past due	0.3%	0.6%
Past due 1-30 days	1.0%	5.7%
Past due 31-90 days	1.2%	7.6%
Past due more than 90 days	45.4%	62.9%
Expected credit loss rate on total gross trade receivables and contract assets	12.3%	21.3%

Expected credit loss	2,335	4,009

Receivables due from shareholders

In 2016, the Group established a virtual share option program ("2016 VSOP") under Centogene GmbH that entitled the management board to grant virtual share options to individuals, in regard to services they provide and their continuous commitment to the Group.  Upon completion of the IPO in November 2019,  all options granted under the 2016 VSOP were vested immediately in full, and the holders of vested options were entitled to receive a direct cash payment from the Company according to the calculation as stipulated in the 2016 VSOP, which is determined based on the IPO price of the shares of Centogene N.V. and the exercise prices of the vested options.

The payables by the Group to the holders of vested options were recorded as a liability with a carrying amount of EUR 2,766k (December 31, 2019: EUR 2,766k) (see note 11.2).

As the payments to the option holders would be reimbursed by certain original shareholders to the Company, corresponding receivables against shareholders were recorded.  Such receivables were considered as additional capital from shareholders and recorded against equity (capital reserve). Upon the completion of the July 2020 Offering, the relevant payables to the holders of vested options were settled by the proceeds received from such original shareholders from the sale of their shares.

Other assets

The non-current portion of other assets mainly include cash deposit of EUR 1,500k (used to secure a bank guarantee of EUR 3,000k) relating to the leases of Rostock headquarters building, cash deposits of EUR 128k (used to secure a bank guarantee of EUR 257k) relating to the leases of Berlin office and EUR 191k for the leases of certain plant and machineries.   It also includes the consideration receivable for the sale of LPC of EUR 213k, among which EUR 150k is due after 1 year (see note 6.2).

The current portion of other assets also include VAT receivables of EUR 1,124k (December 31, 2019: EUR 1,311k), prepaid expenses of EUR 2,150k (December 31, 2019: EUR 3,481k) as well as receivables from grants of EUR 1,068k (December 31, 2019: EUR 409k).

Other assets also include costs relating to the July 2020 Offering of EUR 552k (December 31, 2019: EUR nil) which will be offset against capital reserve upon completion of the transaction in July 2020.